Exhibit 99.1 FY2022 Investor Update NASDAQ: JBSS © 2022 John B. Sanfilippo & Son, Inc. | Proprietary and Confidential

Forward-Looking Statements Some of the statements in this presentation and any statements by management constitute “forward-looking statements” about John B. Sanfilippo & Son, Inc. Such statements include, in particular, statements about our plans, strategies, business prospects, changes and trends in our business and the markets in which we operate. In some cases, you can identify forward-looking statements by the use of words such as “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “forecast,” “predict,” “propose,” “potential” or “continue” or the negative of those terms or other comparable terminology. These statements represent our present expectations or beliefs concerning future events and are not guarantees. Such statements speak only as of the date they are made, and we do not undertake any obligation to update any forward-looking statement. 2

JBSS Corporate Overview • One of the largest nut processors in the world with net sales of approximately $956 million (FY2022) • State-of-the-art nut processing capabilities, including what we believe is the single largest nut processing facility in the world • A North American market leader in every major selling channel – from consumer and commercial ingredient customers to contract manufacturing customers • Dual consumer strategy of offering branded nut and dried fruit programs (Fisher, Orchard Valley Harvest, Squirrel Brand and Southern Style Nuts) and private brands • Commodity procurement expertise with buyers averaging over 25+ years experience • Vertically integrated nut processing operation for pecans, peanuts and walnuts th • 4 generation family managed company • Consistent and profitable growth 3

We are THE Nut Experts SALES BY NUT TYPE % of total gross sales 6.4% 18.0% PEANUTS ü Full portfolio of nut types PECANS ü Variety of value-added products CASHEWS & MIXED NUTS 26.9% ü Compliment of dried fruit and 10.1% WALNUTS snack products ALMONDS ü Customized, unique product formulas TRAIL & SNACK MIXES OTHER 10.2% 22.6% 5.8% 4 Source: JBSS FY22 Form 10-K

Strong Financial Performance 1 2 Margins Pounds Sold +5.4% CAGR +2.8% CAGR in millions Operating Income Gross Profit 314.2 20.9% +3.9% CAGR 221.8 16.3% 9.1% 5.7% FY13 FY22 FY13 FY22 2 Avg. Yearly Stock Price Diluted EPS $5.33 $83.07 +11.6% CAGR +18.4% CAGR $1.98 $18.14 FY13 FY22 FY13 FY22 5 1 2 Source: JBSS Sales Data; JBSS Form 10-K

Pounds Sold vs. Net Sales per Pound Sold 350.0 $4.00 $3.04 $3.52 $3.50 $2.92 $3.50 $3.31 $3.30 300.0 $3.26 $3.04 $3.24 $3.21 $3.00 250.0 $2.50 200.0 $2.00 314.2 150.0 293.9 289.4 272.8 270.1 268.9 $1.50 260.1 253.5 240.4 221.8 100.0 $1.00 50.0 $0.50 - $- FY13 FY14 FY15 FY16 FY17 FY18 FY19 FY20 FY21 FY22 Pounds Sold Net Sales per Pound 6 Source: JBSS Form 10-K

JOHN B. SANFILIPPO & SON, INC.

EBITDA Trends


EBITDA
in $ thousands
120,000
100,000
80,000
60,000
40,000
20,000
0
FY13 FY14 FY15 FY16 FY17 FY18 FY19 FY20 FY21 FY22


EBITDA PER POUND SOLD
in pennies per pound
$0.35
$0.30
$0.25
$0.20
$0.15
$0.10
$0.05
$0.00
FY13 FY14 FY15 FY16 FY17 FY18 FY19 FY20 FY21 FY22

Source: JBSS Form10-K; JBSS Sales Data

EBITDA is a non-GAAP measure. See appendix slide entitled "Reconciliation of Net Income to EBITDA" for reconciliation to GAAP measure.

EBITDA consists of earnings before interest, taxes, depreciation, amortization and noncontrolling interest. EBITDA is not a measurement of financial performance under accounting principles generally accepted in the United States of America ("GAAP") and does not represent cash flow from operations. EBITDA is presented solely as a supplemental disclosure because management believes that it is important in evaluating JBSS's financial performance and market valuation. In conformity with Regulation G, a reconciliation of EBITDA to the most directly comparable financial measures calculated and presented in accordance with GAAP is presented in the following slide.

7

Returning Cash to Shareholders and Investing in the Future DIVIDENDS PAID BY CALENDAR YEAR* 6 10.0% 8.8% 6.3% 6.1% 5 7.0% 8.0% 4 4.3% 5.2% 6.0% 4.1% $4.80 3 3.9% 3.8% $4.40 2.9% $5.00 4.0% $2.85 2 $2.00 $2.00 $1.50 2.0% 1 $2.00 $1.50 $1.50 $0.65 $0.70 $0.75 $0.55 $0.60 $0.50 0 0.0% 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Regular Dividend Special Dividend Yield CAPITAL EXPENDITURE HISTORY in millions $25.2 $17.8 $15.0 $15.1 $15.0 $14.4 $13.2 $10.9 $9.9 $7.2 FY13 FY14 FY15 FY16 FY17 FY18 FY19 FY20 FY21 FY22 *Yield based on average daily closing stock price over one year period. Calendar 2022 average daily closing price through 8/4/22 8 Source: JBSS Form 10-K

Strong Foundation for Future Success NET WORKING CAPITAL DEBT TO EQUITY in millions 34.5 $160,402 39.5% $114,992 INCREASE 18.4 46.7% DECREASE FY13 FY22 FY13 FY22 DEBT TO EBITDA RETURN ON EQUITY 1.31 22.2% 119.3% INCREASE 10.1% 0.50 61.5% DECREASE FY13 FY22 FY13 FY22 9 Source: JBSS Form 10-K

JOHN B. SANFILIPPO & SON, INC.

Our Long-Term Growth Pillars

Grow with our top customers through value-added Private Label programs	Diversify our portfolio into high-growth snacking segments	Transform our Brands to connect with today's consumer
Expand capacity	Build & buy into high growth snacking spaces	Reposition brands with purpose at the heart
Invest in category & consumer insights	Focus on brands/categories that over index with Millennials & Gen Z	Launch differentiated products
Innovate w/ high-quality products		Optimize price/pack architecture

Enabled By

Digital commerce focus & expertise

ESG Strategy

10

ESG Focused on Community, Sustainability & DEI Fight food insecurity Work with farmers & nut boards to Support the education of a new reduce water usage generation of growers Focus on our environmental impact ESG Inclusive & diverse Work to make our associate base packaging more sustainable 11

FY2022 Results

JBSS New Mission & What Matters Most We’re nuts about creating real food that brings joy, nourishes people and protects the planet. 13

Expand Consumer Reach Accomplishments • Continued to accelerate our E-commerce growth, outpacing the grocery average • Increased distribution with Fisher Snack by meeting consumers’ needs with value-added, upsized packs • Expanded core business with new pack sizes to unlock new channels and price points • Expanded brand equities through innovative new product offerings in adjacent categories • Continued to expand distribution in Micro-markets/Vending channel with branded items 14

Create Value with Key Customer Accomplishments • Exclusive peanut butter supplier to largest broadline food service distributor in the industry • Expanded presence in the Non-Commercial segment by securing supply agreements with 2 additional key players • Grew core nuts and trail mix assortments at some of our largest, strategic customers including new business with seasonal and confectionery items 15

Grow JBSS Brands Accomplishment • All brands grew shipment volume vs. fiscal 2021 • Grew Fisher Snack ‘Oven Roast, Never Fried’ for the fourth year in a row • Orchard Valley Harvest was back to growth driven by gains in alternative channels, club, and grocery performance • Continue to be the branded leader in Recipe Nuts with Fisher despite heavy competitive pressure from private label • Continued to support our key brands including Fisher, Orchard Valley Harvest, and Squirrel through strong, breakthrough campaigns 16 Source: IRI Time Periods: Total FY22 Year Ending 6/22/22

Net Sales by Distribution Channel FY13 FY13 FY22 5% 9% 12% 13% $734M $956M Total Net Sales Total Net Sales 24% 59% 78% n Consumer n Commercial Ingredients n Contract Packaging n Export 17 Source: JBSS Form 10-K

PEANUT AND TREE NUT SPOT MARKET PRICES VS. JBSS ROLLING 4 QTR. GROSS MARGIN % $8.00 24.0% $7.50 22.5% $7.00 21.0% $6.50 19.5% $6.00 18.0% $5.50 16.5% $5.00 15.0% $4.50 13.5% $4.00 12.0% $3.50 10.5% $3.00 9.0% $2.50 7.5% $2.00 6.0% $1.50 4.5% $1.00 3.0% $0.50 1.5% $0.00 0.0% rolling 4Q gm% cashews 320's almonds nps 25/27 peanuts jumbo runners pecans fcy. jr. mammoth 1/2's walnuts combo 1/2's & pcs. 18 Source: JBSS Quarterly Market Survey of Vendors and Brokers Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 Jun-14 Sep-14 Dec-14 Mar-15 Jun-15 Sep-15 Dec-15 Mar-16 Jun-16 Sep-16 Dec-16 Mar-17 Jun-17 Sep-17 Dec-17 Mar-18 Jun-18 Sep-18 Dec-18 Mar-19 Jun-19 Sep-19 Dec-19 Mar-20 Jun-20 Sep-20 Dec-20 Mar-21 Jun-21 Sep-21 Dec-21 Mar-22 Jun-22

Retail Nut Category 5 Year Trends 1 Price per Pound % Increase (Decrease) in Price 2 per Pound vs. Last Year $6.24 1.1% 3.5% $6.15 0.9% $6.14 $6.14 INCREASE 0.8% 0.7% 0.6% $6.03 0.4% 0.2% CASHEW PECAN WALNUT PEANUT MIXED NUT PISTACHIO ALMOND FY 18 FY 19 FY 20 FY 21 FY 22 3 3 Category Pound Sales Category Dollar Sales in millions in millions 1,133 $6,974 $6,978 1,118 1,106 $6,793 $6,618 1,079 1,077 $6,506 FY18 FY19 FY20 FY21 FY22 FY18 FY19 FY20 FY21 FY22 1 2 19 Source: IRI: Total Nut Category – Multi Outlet Geography, FY21 year ending 6/20/21 vs. FY22 year ending 6/19/22; IRI Nut Category-Multi Outlet Geography, Total FY18 year ending 6/24/18 to FY22 3 year ending 6/19/22; IRI Nut Category-Multi Outlet Geography, Total FY18 year ending 6/24/18 to FY22 year ending 6/19/22

Consumer Channel $750M Key Drivers Net Sales Private Label E-Commerce Grocery Growth Growth Growth +9.3% Snack Nuts & Fisher Snack Fisher Recipe & Trail Mixes Squirrel versus FY21 20 Source: JBSS FY22 Form 10-K

Commercial Ingredients Channel $121M Key Drivers Net Sales Post-Covid Return to Daily Activities +29.8% Dining Return to Return to Travel & Out Office School Hospitality versus FY21 21 Source: JBSS FY22 Form 10-K

Contract Manufacturing $85M Key Drivers Net Sales New Customer Post-COVID increase in c-store sales +7.4% versus FY21 22 Source: JBSS FY22 Form 10-K

FY2022 Brand Marketing Review

Grow JBSS Brands 24

Our priority is to . . . Meet consumers From the brands With the products & content they want they know & love where they are Online and Health & Wellness Brands they can trust Brick & Mortar Impactful In-Store Easy & Delightful Inspiring new usage Merchandising Experiences Supporting their Beyond Traditional Value & Convenience Retail favorite personalities 25

Meet consumers From the brands With the products & content they want they know & love where they are 26

Fisher Recipe was lapping Covid- related cooking & baking increases, Fisher Recipe 2 Dollar Share – Total US MULO but managed to keep pound sales 28.4% 30.0% $760 27.8% flat while slightly declining net sales. $750 25.0% 20.6% $740 20.0% 1 1 DOLLAR NET SALES POUND SALES 15.7% 15.4% $730 15.0% +0.1% $720 -2.4% 10.0% $710 5.0% $700 0.0% $690 FY18 FY19 FY20 FY21 FY22 Fisher Share Recipe Category Dollars ($MM) FY22 versus FY21 27 1 2 Source: JBSS Internal Sales Data; IRI Total US MULO, Fiscal Years Ending 6/24/18, 6/23/19, 6/21/20, 6/20/21 and 6/19/22

Fisher Recipe Distribution 28 Retail Distribution Map as of 8/1/22

Inspiring all kitchen creators to do more! E-commerce acceleration Value-Added Inspiring Content & & impactful in-store events Products & Packs Expert Partnerships 29

Fisher Snack saw an increase in pounds and net sales driven by core nut velocity and Fisher Snack Oven Roast Never Fried distribution gains in 2 Dollar Share – Total US MULO 0.60% $4.4 Mass and Grocery, specifically behind the 0.52% 0.50% $4.3 0.50% 0.46% larger value sizes. $4.2 0.42% 0.40% $4.1 0.35% 1 1 DOLLAR NET SALES POUND SALES $4.0 0.30% $3.9 25.6% 4.7% 0.20% $3.8 $3.7 0.10% $3.6 0.00% $3.5 FY18 FY19 FY20 FY21 FY22 Fisher Snack Share Snack Category Dollars ($B) FY22 versus FY21 Note: Does not include discontinued line of in-shell peanuts 30 1 2 Source: JBSS Internal Sales Data; IRI Total US MULO, Fiscal Years Ending 6/24/18, 6/23/19, 6/21/20, 6/20/21 and 6/19/22

Fisher Snack Distribution 31 Retail Distribution Map as of 8/1/22

Taking Oven Roasted Never Fried to New Heights Clean ingredient line in Impactful, simple E-commerce acceleration & adjacent category placement value sized packs communication 32

Orchard Valley Harvest was back to growth in net sales and pounds driven by increased distribution in alternative channels and Orchard Valley Harvest 2 Dollar Share – Total US MULO updated promotional strategy and grocery. 3.00% $2.1 2.69% We also saw growth in a key retailer who was 2.50% $2.0 2.25% 2.22% impacted by Covid in FY21. 2.00% $1.9 1.77% 1.59% 1 1 1.50% $1.8 POUND SALES DOLLAR NET SALES 1.00% $1.7 15.2% 15.1% 0.50% $1.6 0.00% $1.5 FY18 FY19 FY20 FY21 FY22 OVH Dollar Share Produce Category Dollars ($B) FY22 versus FY21 33 1 2 Source: JBSS Internal Sales Data; IRI Total US MULO, Fiscal Years Ending 6/24/18, 6/23/19, 6/21/20, 6/20/21 and 6/19/22

Orchard Valley Harvest Distribution Legend Foodservice Distribution Micro-Market/Vending Distribution Pins represent approx. 20,000 points of distribution 34 Combined Channel Distribution Map as of 8/1/22

Bringing the world Pure & Simple Goodness E-commerce acceleration Plant-based snacking with Product placement on & adjacent category pure & simple ingredients Influencer’s social media placement 35

OVH WILL DRIVE CATEGORY BY RECRUITING, CONNECTING WITH & INSPIRING THE GEN Z & MILLENNIAL GROWTH TARGETS Business Drive Gen Z & Millennial category penetration of Trail Mix & Objective Snacks with a compelling, irresistible, purpose-led brand To be the real food, healthy snacking brand that makes good Brand food accessible. Because nutritious food is an essential right. Ambition Growth Activities WHOLESOME NUTRITIOUS CHOICE REWARDING TREAT SNACKING 360 ATL & BTL CONVENIENT FILL UP Marketing Support Purpose-led Brand 36

Squirrel grew in net sales and pounds by Southern Style Nuts grew net sales and focusing on E-commerce, alternative pounds through strong promotional channels, and a major club customer. support and E-commerce. 1 1 1 1 DOLLAR NET SALES POUND SALES DOLLAR NET SALES POUND SALES 44.8% 5.8% 42.4% 4.4% FY22 versus FY21 FY22 versus FY21 37 1 Source: JBSS Internal Sales Data

Southern Style Nuts & Squirrel Brand Distribution 38 Combined Channel Distribution Map as of 8/1/22

Introducing our Brands to more people in more places Bring our brand stories to Accelerate innovation in life with breakthrough E-comm Support Pack & Product campaigns 39

THANK YOU

APPENDIX

Reconciliation of Net Income to EBITDA FY13 FY14 FY15 FY16 FY17 FY18 FY19 FY20 FY21 FY22 (in $,000's) NET INCOME (LOSS) 21,760 26,287 29,305 30,395 36,125 32,500 39,466 54,110 59,741 6 1,787 INTEREST EXPENSE 4,754 4 ,354 3 ,966 3 ,492 2 ,910 3 ,463 3 ,060 2 ,005 1 ,441 1,921 INCOME TAX EXPENSE (BENEFIT) 13,536 13,545 15,559 16,067 18,013 16,850 12,962 18,601 20,078 1 9,909 DEPRECIATION / AMORTIZATION 16,717 16,278 16,284 16,585 15,559 15,430 17,045 17,934 18,308 1 8,286 EBITDA 56,767 60,464 65,114 66,539 72,607 68,243 72,533 92,650 99,568 101,903 NET SALES 734,334 778,622 887,245 952,059 846,635 888,931 876,201 880,092 858,482 955,868 EBITDA MARGIN (% OF NET SALES) 7.7% 7.8% 7.3% 7.0% 8.6% 7.7% 8.3% 10.5% 11.6% 10.7% POUNDS SOLD (000'S) 221,762 240,417 253,514 270,144 260,123 268,944 272,849 289,398 293,919 314,161 42 Source: JBSS Form 10-K; Internal Sales Reporting